Exhibit 10.1

SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

This SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of March 27, 2015, among BROADWIND ENERGY, INC., a Delaware corporation (“Parent”), BRAD FOOTE GEAR WORKS, INC., an Illinois corporation (“Brad Foote”), BROADWIND SERVICES, LLC, a Delaware limited liability company (“Broadwind Services”), BROADWIND TOWERS, INC., a Wisconsin corporation (“Broadwind Towers” and, together with Parent, Brad Foote and Broadwind Services, each a “Borrower” and collectively the “Borrowers”), 1309 South Cicero Avenue, LLC, a Delaware limited liability company (“South Cicero”), 5100 Neville Road, LLC, a Delaware limited liability company (“Neville” and, together with South Cicero, each a “Guarantor” and collectively the “Guarantors”), and ALOSTAR BANK OF COMMERCE, a state banking institution incorporated or otherwise organized under the laws of the State of Alabama (the “Lender”).

W I T N E S S E T H:

WHEREAS, the Borrowers and the Lender are parties to that certain Loan and Security Agreement dated as of August 23, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Loan Agreement), pursuant to which the Lender has agreed to make the Commitments available to the Borrowers from time to time pursuant to the terms and conditions thereof;

WHEREAS, the Borrowers have requested that the Lender agree to amend certain terms and conditions of the Loan Agreement; and

WHEREAS, subject to the satisfaction of the conditions set forth herein, the Lender is willing to amend the Loan Agreement as set forth herein.

NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Amendments to the Loan Agreement. Subject to the satisfaction of the conditions to effectiveness referred to in Section 3 hereof, the Loan Agreement is hereby amended as follows:

1.1.    Clause (a) of Item 16 (Financial Covenants) of the Terms Schedule is hereby amended and restated in its entirety as follows:

“(a)Fixed Charge Coverage Ratio.  At the end of each fiscal quarter, commencing with fiscal quarter ending  June 30, 2015, Parent shall have a Fixed Charge Coverage Ratio of not less than 1.20 to 1.00 for the period of three consecutive calendar months then ending.”

1.2.    Clause (b) of Item 16 (Financial Covenants) of the Terms Schedule is hereby amended and restated in its entirety as follows:

“(b)Minimum Monthly EBITDA. Parent shall achieve EBITDA of at least  (i) $2,750,000 during the trailing twelve month period ending March 31, 2015 and (ii) $4,800,000 during the three consecutive calendar month period ending June 30, 2015.”

1.3.    Item 16 (Financial Covenants) of the Terms Schedule is hereby further amended and modified by amending and restating the definition of “EBITDA” in its entirety and inserting the following in lieu thereof:

““EBITDA” means, for any period, determined on a consolidated basis for Parent and its consolidated Subsidiaries, net income, calculated before (i) interest expense, (ii) provision for income taxes, (iii) depreciation and amortization expense, (iv) approved 2015 restructuring expense as described in Parent’s most recent 10Q or 10K, as the case may be; provided, that (y) the aggregate amount of cash restructuring charges relating to severance costs may not exceed $750,000 during the term of the Loan Agreement and (y) the aggregate amount of non-cash restructuring charges resulting from a write-down of the value of any Collateral may not to exceed $2,000,000 during the term of the Loan Agreement, (v) the amount stock compensation expense,  (vi) gains or losses arising from the sale of capital assets, (vii) gains arising from the write-up of assets, (viii) any extraordinary gains, and, (ix) during the twelve month period commencing on the initial date the EPA Fine is included as an expense in determining net income, the EPA Expense (in each case, to the extent included in determining net income).”

2. No Other Amendments.  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lender under the Loan Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Loan Agreement or any of the other Loan Documents.  Except for the amendment set forth above, the text of the Loan Agreement and all other Loan Documents shall remain unchanged and in full force and effect and each Borrower and each Guarantor hereby ratifies and confirms its obligations thereunder.  This Amendment shall not constitute a modification of the Loan Agreement or any of the other Loan Documents or a course of dealing with the Lender at variance with the Loan Agreement or the other Loan Documents such as to require further notice by the Lender to require strict compliance with the terms of the Loan Agreement and the other Loan Documents in the future, except as expressly set forth herein.  Each Borrower and each Guarantor acknowledges and expressly agrees that the Lender reserves the right to, and does in fact, require strict compliance with all terms and provisions of the Loan Agreement and the other Loan Documents, as amended herein.  No Borrower or Guarantor has knowledge of any challenge to the Lender’s claims arising under the Loan Documents, or to the effectiveness of the Loan Documents.

3. Conditions Precedent to Effectiveness.  This Amendment shall be effective as of the date first written above upon the satisfaction of each of the following conditions precedent in a manner acceptable to the Lender in its sole and absolute discretion:

3.1.the Lender shall have received this Amendment, duly executed by each Borrower and each Guarantor, and the same shall be in full force and effect;

3.2.the Lender shall have received an amendment fee equal to $10,000; and

3.3.no Default or Event of Default shall exist under the Loan Agreement or the other Loan Documents.

4. Counterparts.  This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.  In proving this Amendment in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought.  Any signatures delivered by a party by facsimile transmission or by electronic mail transmission shall be deemed an original signature hereto.

5. Reference to and Effect on the Loan Documents.  Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to “the Loan Agreement”, “thereunder”, “thereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as amended hereby.

6. Entire Agreement.  This Amendment and the other Loan Documents constitute the entire agreement and understanding between the parties hereto with respect to the transactions contemplated hereby and thereby and supersede all prior negotiations, understandings and agreements between such parties with respect to such transactions.

7. GOVERNING LAW. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.
8. Loan Document. This Amendment shall be deemed to be a Loan Document for all purposes.

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WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first written above.

BORROWERS:
BROADWIND ENERGY, INC.

	By:	/s/ Stephanie K. Kushner
	Name:	Stephanie K. Kushner
	Title:	Executive Vice President and Chief Financial Officer

BRAD FOOTE GEAR WORKS, INC.

	By:	/s/ Stephanie K. Kushner
	Name:	Stephanie K. Kushner
	Title:	Authorized Signatory

BROADWIND SERVICES, LLC

	By:	/s/ Stephanie K. Kushner
	Name:	Stephanie K. Kushner
	Title:	Authorized Signatory

BROADWIND TOWERS, INC.

	By:	/s/ Stephanie K. Kushner
	Name:	Stephanie K. Kushner
	Title:	Authorized Signatory

GUARANTORS:
1309 SOUTH CICERO AVENUE, LLC

	By:	/s/ Stephanie K. Kushner
	Name:	Stephanie K. Kushner
	Title:	Authorized Signatory

5100 NEVILLE ROAD, LLC

	By:	/s/ Stephanie K. Kushner
	Name:	Stephanie K. Kushner
	Title:	Authorized Signatory

Sixth Amendment to Loan and Security Agreement

LENDER :	ALOSTAR BANK OF COMMERCE

	By:	/s/ Christopher K. Naime
	Name:	Christopher K. Naime
	Title:	Director

Sixth Amendment to Loan and Security Agreement